                                                                    Exhibit 10.1

                                VOTING AGREEMENT

     This Voting Agreement (this "AGREEMENT") is dated as of April 20, 2006, by and among Petrohawk Energy Corporation ("PETROHAWK"), KCS Energy, Inc., a Delaware corporation ("KCS"), and _____________ (the "STOCKHOLDER").

     WHEREAS, Stockholder desires that Petrohawk, Hawk Nest Corporation, a Delaware corporation and wholly-owned subsidiary of Petrohawk ("PURCHASER"), and KCS enter into the Agreement and Plan of Merger dated the date hereof (the "MERGER AGREEMENT"; undefined capitalized terms herein are defined in the Merger Agreement) providing for the merger of Purchaser with and into KCS and for the merger of KCS with and into Parent (the "MERGER") upon the terms and subject to the conditions set forth in the Merger Agreement;

     WHEREAS, Stockholder is executing this Agreement as an inducement to KCS to enter into and execute the Merger Agreement (and this Agreement shall not be effective until the parties to the Merger Agreement execute the Merger Agreement); and

     NOW, THEREFORE, in consideration of the execution and delivery by KCS of the Merger Agreement and the mutual covenants, conditions and agreements contained herein and therein, the parties agree as follows:

     1. Representations and Warranties.

     (a)  Stockholder represents and warrants to KCS as follows:

          (i) Stockholder is the record and beneficial owner of that number of shares of capital stock of Petrohawk set forth opposite its name on Schedule A (together with any other shares of other capital stock of Petrohawk acquired after the date hereof, including through the exercise of any stock options, warrants or similar instruments, being collectively referred to herein as the "SUBJECT SHARES") and the other securities exercisable or exchangeable for such capital stock listed on Schedule A (the "OTHER SECURITIES" and, together with the Subject Shares, the "COVERED SECURITIES"). Stockholder has the sole right to vote and Transfer (as defined herein) the Covered Securities set forth opposite its name on Schedule A, and none of such Covered Securities is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or the Transfer of the Subject Shares, except (A) as provided by this Agreement (it being understood that any pledge of the Pledged Shares (as defined below) shall not be a breach of this representation) and (B) those arising under applicable securities laws. Stockholder has all requisite power and authority, and the legal capacity, to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by, and constitutes a valid and binding agreement of, Stockholder, enforceable against Stockholder in accordance with its terms, except as enforcement may be limited by or subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors and of general principles of equity.

          (ii) Neither the execution and delivery of this Agreement nor the performance by Stockholder of its obligations hereunder will result in a violation of, or a default under, or conflict with any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind (other than as may relate to the Pledged Shares but subject to the proviso set forth in (iv) below) to which Stockholder is a party or bound or to which the Covered Securities are subject, except as would not prevent, delay or otherwise materially impair Stockholder's ability to perform its obligations hereunder. Execution, delivery and performance of this Agreement by Stockholder will not violate, or require any consent, approval or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to Stockholder or the Covered Securities, except (x) for any reports under Sections 13(d) of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby or (y) as would not reasonably be expected to prevent, delay or otherwise materially impair Stockholder's ability to perform its obligations hereunder.

          (iii) If Stockholder is married and the Covered Securities of Stockholder constitute community property or spousal approval is otherwise required for this Agreement to be legal, valid and binding, then, to the extent so required, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, Stockholder's spouse, enforceable against such spouse in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors and of general principles of equity.

          (iv) The Covered Securities and the certificates representing such Covered Securities are held by Stockholder, or by a nominee or custodian for the benefit of Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for (A) any such encumbrances arising hereunder, or (B) any such encumbrances arising pursuant to the pledge of any Covered Securities by Stockholder to a financial institution or a brokerage firm (the "PLEDGED SHARES"); provided, however, that Stockholder represents that any such arrangement regarding such Pledged Shares shall not prevent, delay or otherwise materially impair Stockholder's ability to execute and deliver this Agreement or perform its obligations hereunder, and Stockholder shall use its reasonable efforts to obtain an acknowledgment by the pledgee of the terms of this Agreement and such pledgee's agreement to vote the Pledged Shares (if and to the extent the voting power of the Pledged Shares is being or to be exercised by pledgee) in accordance with Section 2.

          (v) Except as disclosed in the Merger Agreement, no broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commissions based upon arrangements made by or on behalf of Stockholder in connection with its entering into this Agreement. Stockholder shall have no obligation or liability of any kind with respect to any fee, commissions or other amount of any kind incurred or payable by or on behalf of Petrohawk or KCS in connection with the Merger.

          (vi) Stockholder understands and acknowledges that KCS is entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement. KCS and Petrohawk understand and acknowledge that Stockholder is entering into this Agreement in reliance upon Petrohawk's and KCS's execution and delivery of the Merger Agreement and intended consummation of the Merger.

     (b)  Petrohawk represents and warrants to Stockholder and KCS that:

          (i) The execution and delivery of this Agreement and the Merger Agreement (the "TRANSACTION DOCUMENTS") by Petrohawk and the performance by Petrohawk of its obligations thereunder and the consummation of the transactions contemplated thereby have been duly authorized by all necessary action on the part of Petrohawk. Each of the Transaction Documents has been duly executed and delivered by, and constitutes a valid and binding agreement of, Petrohawk, enforceable against Petrohawk in accordance with its terms, except as enforcement may be limited by or subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors and of general principles of equity.

          (ii) Neither the execution and delivery of the Transaction Documents nor the performance by Petrohawk of its obligations thereunder will result in a violation of, or a default under, or conflict with, (A) any provision of its certificate of incorporation, bylaws, partnership agreement, limited liability company agreement or similar organizational documents, (B) any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which Petrohawk is a party or bound, except, in the case of clause (B), as would not prevent, delay or otherwise materially impair Petrohawk's ability to perform its obligations thereunder or consummate the Merger. Execution, delivery and performance of the Transaction Documents by Petrohawk will not violate, or require any consent, approval or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to Petrohawk or the Covered Securities, except (x) for any reports under Sections 13(d) of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby or (y) as would not reasonably be expected to prevent, delay or otherwise materially impair Petrohawk's ability to perform its obligations thereunder or consummate the Merger.

          (iii) There is no action, claim, suit, demand, hearing, notice of violation or deficiency, or proceeding (including any investigation or partial proceeding, such as a deposition), domestic or foreign, pending, or to the knowledge of Petrohawk threatened, that could prevent the consummation of, materially impair or materially delay the Merger or any of the transactions contemplated hereby.

     (c)  KCS represents and warrants to Stockholder and Petrohawk that:

          (i) The execution and delivery of the Transaction Documents by KCS and the performance by KCS of its obligations thereunder and consummation of the transactions contemplated thereby have been duly authorized by all necessary action on the part of KCS. Each of the Transaction Documents has been duly executed and delivered by, and constitutes a valid and binding agreement of, KCS, enforceable against KCS in accordance with its terms, except as enforcement may be limited by or subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors and of general principles of equity.

          (ii) Neither the execution and delivery of the Transaction Documents nor the performance by KCS of its obligations thereunder will result in a violation of, or a default under, or conflict with, (A) any provision of its certificate of incorporation or bylaws, (B) any contract, agreement or other legally binding instrument or obligation to which KCS is a party or bound, except in the case of clause (B), as would not be reasonably likely to have or result in a Material Adverse Effect on the Company or prevent or delay or otherwise materially impair KCS's ability to perform its obligations thereunder or consummate the Merger. Execution, delivery and performance of the Transaction Documents by KCS will not violate or conflict with any provision of any judgment, order, decree, statute, law, rule or regulation applicable to KCS or the Covered Securities, except (x) for any reports under Sections 13(d) of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby or (y) as would not be reasonably likely to have or result in a Material Adverse Effect on the Company or would not be reasonably likely to prevent, delay or otherwise materially impair KCS's ability to perform its obligations thereunder or consummate the Merger.

          (iii) There is no Litigation pending, or to the Knowledge of KCS, threatened that would prevent the consummation of, materially impair or materially delay the Merger or any of the transactions contemplated hereby.

     (d)  Petrohawk and KCS each represent and warrant to Stockholder that:

          (i) Other than the voting agreements of even date herewith between Petrohawk, KCS and the persons identified on Schedule B (the "OTHER SUPPORT AGREEMENTS"), Stockholder and others, a form of which agreements are, or will be, publicly filed, it is not a party to any agreement or understanding with any stockholder with respect to shares of capital stock of Petrohawk.

          (ii) The Other Support Agreements contain terms and conditions substantially the same as and no more or less favorable to any other stockholder party thereto than those contained in this Agreement.

          (iii) Entering into this Agreement and the Other Support Agreements shall not result in any adverse consequence to the Stockholder under
     Section 203 of the DGCL, or any similar protective provisions of the DGCL.

          (iv) To our Knowledge, no filings of any kind (other than a Schedule 13D under the Exchange Act reflecting this Agreement and any such Other Support Agreement) shall be required to be filed by Stockholder or any such other stockholders in connection with the entering into of this Agreement or the Other Support Agreements or the consummation of the Merger, including, without limitation, any Section 16 filings under the Exchange Act.

     2. Voting Agreements. During the Term (as defined below) of this Agreement, at any meeting of stockholders of Petrohawk or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) relating to the Merger is sought, Stockholder shall, including by executing a written consent solicitation if requested by KCS, vote (or cause to be voted) the Subject Shares: in favor of the Merger, the adoption by Petrohawk of the Merger Agreement and the approval of the terms thereof and each of the other transactions contemplated by the Merger.

     3. Irrevocable Proxy. Stockholder hereby appoints KCS as its proxy to vote all of the Stockholder's Subject Shares at any meeting of stockholders of Petrohawk (including any adjournments and postponements thereof) on the matters described in Section 2, and to execute and deliver any written consents to fulfill such Stockholder's obligations under this Agreement. This proxy is coupled with an interest and is irrevocable until the end of the Term, at which time it shall terminate.

     4. Revocation of Other Proxies. To the extent inconsistent with the other provisions of this Agreement or the Merger Agreement, Stockholder hereby revokes any and all previous proxies with respect to the Subject Shares.

     5. Other Covenants. Stockholder agrees with, and covenants to, KCS during the Term of this Agreement as follows:

          (a) Stockholder shall not after the date hereof (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, "TRANSFER"), or consent to any Transfer of, any Covered Securities or any interest therein, except pursuant to the Merger, (ii) enter into any contract, option or other agreement with respect to any Transfer of any or all of the Covered Securities or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to the Subject Shares or (iv) deposit the Subject Shares into a voting trust or enter into a voting agreement or voting arrangement with respect to the Subject Shares; provided, that Stockholder may Transfer any of the Covered Securities to an affiliate of Stockholder or pursuant to any bona fide charitable gift or by will or applicable laws of descent and distribution, or for estate planning purposes (provided such transferee evidences in a writing reasonably satisfactory to the other parties hereto such transferee's agreement to the terms hereof) or any other person or entity who is on the date hereof or hereafter becomes a party to a similar agreement; provided, further, that the restrictions in this Section 5 shall not be deemed violated by any Transfer of Covered Securities pursuant to a cashless exercise of stock options or warrants; and provided, further, that a pledge of Pledged Shares made in accordance with Section 1(a)(iv) shall not be deemed to be a violation of the restrictions in this Section 5.

          (b) Stockholder hereby waives any rights of appraisal, or rights to dissent from the Merger, that such Stockholder may have.

     6. Certain Events. This Agreement and the obligations hereunder shall, during the Term hereof, attach to Stockholder's Covered Securities and shall be binding upon any Person to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including Stockholder's administrators or successors. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of Petrohawk affecting the Covered Securities or the acquisition of additional shares of Covered Securities or other voting securities of Petrohawk by Stockholder, the number of Covered Securities listed on Schedule A beside the name of Stockholder shall be adjusted appropriately, and this Agreement and the obligations hereunder shall attach to any additional Covered Securities or other voting securities of Petrohawk issued to or acquired by Stockholder.

     7. Stop Transfer. Petrohawk shall not register the transfer of any certificate representing any Covered Securities during the Term hereof, unless such transfer is made to Petrohawk or otherwise in compliance with this Agreement.

     8. Stockholder Capacity. No person executing this Agreement (or an affiliate thereof) who is or becomes during the Term a director of Petrohawk makes any agreement or understanding herein in his capacity as such director. Stockholder signs solely in its capacity as the record and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, Stockholder's Covered Securities.

     9. Further Assurances. Stockholder shall, upon request of KCS, execute and deliver any additional documents and take such further actions as may reasonably be deemed by KCS to be necessary or desirable to carry out the provisions hereof.

     10. Termination. This Agreement, and all rights and obligations of the parties hereunder, shall commence upon the execution of the Merger Agreement as contemplated above and terminate upon (and shall only be effective from the date hereof until) the first to occur of (i) the Effective Time, (ii) the date upon which the Merger Agreement is terminated in accordance with its terms, (iii) the mutual consent of KCS and Stockholder, (iv) the date of any amendment, waiver or modification to the Merger Agreement in a manner that reduces the Merger Consideration or otherwise materially adversely affects the Stockholder, or (v) December 31, 2006 (such period from the date hereof until such termination is referred to herein as the "TERM")

     11. Miscellaneous.

     (a) All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (i) if to Petrohawk or KCS, to the appropriate address set forth in Section 8.4 of the Merger Agreement; and (ii) if to Stockholder, to the appropriate address set forth on Schedule A.

     (b) Each party to this Agreement ("Party") submits to the jurisdiction of any state or federal court sitting in the State of Delaware in any dispute or action arising out of or relating to this Agreement and agrees that all claims in respect of such dispute or action may be heard and determined in any such court. Each Party also agrees not to bring any dispute or action arising out of or relating to this Agreement in any other court. Each Party agrees that a final judgment in any dispute or action so brought will be conclusive and may be enforced by action on the judgment or in any other manner provided at law (common, statutory or other) or in equity. Each

Party waives any defense of inconvenient forum to the maintenance of any dispute or action so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto.

     (c) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     (d) This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective as to Stockholder when one or more counterparts have been signed by each of Petrohawk, KCS and Stockholder and delivered to Petrohawk, KCS and Stockholder.

     (e) Other than the Merger Agreement and the Confidentiality Agreement, this Agreement (including the documents and instruments referred to herein) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and this Agreement is not intended to confer upon any other person (other than Purchaser) any rights or remedies hereunder.

     (f) This Agreement shall be governed by, construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof.

     (g) Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties, except that Stockholder may transfer Covered Securities to the extent permitted by Section 5(a) of this Agreement. Any assignment in violation of the foregoing shall be void.

     (h) As between Stockholder and KCS, each of such Parties agrees that irreparable damage to the other, non-breaching party would occur and that such non-breaching party would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the non-breaching party shall be entitled to an injunction or injunctions to prevent breaches by the other party of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which it may be entitled at law or in equity.

     (i) If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

     (j) No amendment, modification or waiver in respect of this Agreement shall be effective against any Party unless it shall be in writing and signed by such Party.

     IN WITNESS WHEREOF, Petrohawk, KCS, and the Stockholder have caused this Agreement to be duly executed and delivered as of the date first written above.

                                     Petrohawk Energy Corporation


                                     By:
                                         ---------------------------------------
                                     Name: Floyd C. Wilson
                                     Title: Chairman, President and
                                            Chief Executive Officer


                                     KCS Energy, Inc.


                                     By:
                                         ---------------------------------------
                                     Name: James W. Christmas
                                     Title: Chairman and Chief Executive Officer


                                     STOCKHOLDER:


                                     -------------------------------------------


                                     STOCKHOLDER SPOUSE:


                                     -------------------------------------------

                                   SCHEDULE A

                     NUMBER
                   OF SHARES
                   OF COMMON      NUMBER     NUMBER OF
NAME AND ADDRESS     STOCK     OF WARRANTS    OPTIONS
----------------   ---------   -----------   ---------


                                   SCHEDULE B

                                 Floyd C. Wilson
                                Stephen W. Herod
                                Shane M. Bayless
                                  Larry L. Helm
                             Richard K. Stoneburner